Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.22X

TWENTY-FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-FIRST AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	WHEREAS, CSG agreed to provide and Customer used CSG’s Check Verification Services pursuant to the Agreement; and

WHEREAS, Customer desires to utilize, and CSG agrees to provide, CSG’s Check Verification services on an enterprise-wide basis pursuant to the terms of the Agreement.

NOW, THEREFORE, CSG and Customer agree to delete the pricing provided in Schedule F, Section IV. Ancillary Products and Services, Subsection D. titled “Check Verification,” and replace it as provided in this amendment which will provide for enterprise-wide and non-enterprise-wide pricing to Customer as follows:

(a)

Schedule F, Section IV. Ancillary Products and Services, Subsection D. titled “Check Verification,” as previously amended by the Ninth Amendment to the Agreement (CSG document number 2504963) shall be deleted in its entirety and replaced with the following:

D.Check Verification

Description of Item/Unit of Measure	Frequency	Fee
1.Enterprise-wide Check Verification Services (Note 4)
a)Service Option 1 (per ***********) (Note 1)	*******	$******
b)Service Option 2 (per ***********) (Note 2)	*******	$******
c)Service Option 3, volumes less than ******* for service option 3 only (per ***********) (Note 3)	*******	$******
d)Service Option 3, volumes higher than ******* for service option 3 only (per ***********) (Note 3)	*******	$******
e)Setup and Implementation	Per **************	*****
2.Non-enterprise wide Check Verification Services (Note 5)
a)Service Option 1 (per ***********) (Note 1)	*******	$******
b)Service Option 2 (per ***********) (Note 2)	*******	$******
c)Setup and Implementation (per ******)	*** ****	$***********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 1: Service Option 1 consists of **** *******, ******* ****** and ******** ******** ************.

Note 2: Service Option 2 consists of ******* ****** * and ******** ******** ************.

Note 3: Service Option 3 consists of ******* ****** * and ******* ****** * and ********** ******** *** ****** ****, ************ ************ and is **** ******** **** * *********** is *** ********** in ******* ****** * and ******* ****** *.

Note 4: For purposes of this Amendment, Enterprise-wide Check Verification Services shall mean Customer’s deployment of the Check Verification Service for use on all Connected Subscribers.

Note 5:  For purposes of this Amendment, Non-enterprise-wide Check Verification Services shall mean Customer does not deploy the Check Verification Service for use on all Connected Subscribers.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

(b)	CSG and Customer agree that all other provisions of the Agreement, including Exhibit C-28 shall remain unchanged and in full force and effect.

2.

CSG and Customer desire to add standard fees to the Agreement for Custom Rules Engine (“CREs”) solutions developed for Customer by CSG and which will be implemented pursuant to mutually agreed upon Statements of Work between CSG and Customer.

(a)

As of the Amendment Effective Date, Schedule F, Fees, Section IV. Ancillary Products and Services, Subsection A. Titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services” is hereby amended to add a new Subsection 23. titled “Custom Rule Engine (CRE) Solutions,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
23. Custom Rule Engine (CRE) Solutions (Note 1)
a)CRE Implementation, per ***	********	*****
b)Production Support and Maintenance (per *** ********) (Note 2) (Note 3)
▪High – ******** ************* *******, ******* ****/*****	********	$*********
▪Medium – ******** ******, *******, *****, ***** ************* *******	********	$*********
▪Low – ********** ******, ***** ****** ** *****	********	$********
c)Integration to third parties	********	*****

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work for each CRE.

Note 2: In such Statement of Work mentioned in Note 1, the specific level of Production Support and Maintenance per CRE solution (i.e., High, Medium or Low) shall be designated to establish ****** billing.

Note 3: As a point of clarification, the fees for CSG Offensive Language Filter Solution, Clear and Disable Tech Number-Rescheduled Jobs in Order Work Flow, and Disabled Equipment Warning (per the Seventeenth Amendment, CSG document number 4106622, executed July 21, 2015); the fees for XH Multi-Tech Orders Customer Rules Engine (per the Nineteenth Amendment, CSG document number 4109676, executed February 23, 2016); the fees for Account Transfers Custom Rules Engine Edits (per the Twentieth Amendment, CSG document number 4109237, executed March 15, 2015); and the fees for T44 Discount Validation Custom Rules Engine and Deferred Credit Restriction Custom Rules Engine (per the Twenty-second Amendment, CSG document number 4107927, executed May 11, 2016) shall be excluded from the fee table listed above; instead, such fees will continue to be invoiced in accordance with the respective fee tables listed in the respective Amendment for such CRE solution.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

3.

WHEREAS, CSG and Customer entered into that certain Fourteenth Amendment to the Agreement effective as of February 10, 2015 (CSG document number 2508028) (the “14th Amendment”) relating to CSG providing CSG Vantage® Enhanced Campaigns Dashboard to Customer; and

WHEREAS, CSG and Customer entered into that certain Seventeenth Amendment to the Agreement effective as of July 21, 2015 (CSG document number 4106622) (the “17th Amendment”), whereby, pursuant to Section 2 of the 17th Amendment, CSG and Customer agreed to add additional named users for CSG Vantage® Reporting Dashboards; and

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

WHEREAS, CSG and Customer desire to consolidate the CSG Vantage® Enhanced Campaigns Dashboard added pursuant to the 14th amendment into the CSG Vantage® Reporting Dashboard services provided pursuant to Section 2 of the 17th Amendment and said services shall now be called CSG Vantage® Business Intelligence (“BI”).

NOW, THEREFORE, CSG and Customer agree to delete the terms of the Agreement provided by the 14th Amendment in their entirety and to modify the terms of the Agreement provided in Section 2 of the 17th Amendment by deleting the terms of Section 2 of the 17th Amendment and replacing them with the following:

(a)   Customer desires to utilize the services of CSG Vantage® Business Intelligence (“BI”) to add and support additional named users for BI applications featuring interactive reports and dashboards developed by CSG.

(b)   As of the 17th Amendment Effective Date, Schedule F, Section IV. Ancillary Products and Services, Subsection A. titled “Ancillary Services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is hereby amended to add a new Subsection 10 titled “CSG Vantage® BI End User Licensing,” a new Subsection 11 titled “CSG Vantage® BI Application Support & Maintenance,” and a new Subsection 12 titled “CSG Vantage® Storage” as follows

Description of Item/Unit of Measure		Frequency	Fee
10. CSG Vantage® BI Reporting Dashboard End User Licensing
a)CSG Vantage BI Single Named Business Intelligence User ID (Note 1) (Note 2)		*******	$*****
11. CSG Vantage® BI Support & Maintenance (Note 2) (Note 4)
BI Dashboard Complexity Tier	Number of Data Sources	Frequency	Fee Per ********
Simple	*** (*)	*******	$******
Intermediate (Note 6)	*** (*)	*******	$******
Complex	***** (*) or more	*******	** *****
12. CSG Vantage® Storage (Note 5)
a)Per ******** of data storage		*******	$********

Note 1: Design, development and implementation services will be set forth in a mutually agreeable Statement of Work (CSG#2503499).

Note 2: The monthly End User License fees for the initial **** (*) ***** ***** **** for the CSG Vantage Dynamic Triggering Reporting Dashboard as well as the Support and Maintenance fees are included in the CSG Dynamic Triggering Solution Production Support and Maintenance Fee as defined in the Agreement.

Note 4: The Dashboard Complexity Tiers are defined per unique dashboard implementation. The use of Customer or third party data sources will need to be mutually agreed upon on how they are loaded into a dashboard and considered complex.  Dashboards can move through the tiers as additional requests are developed.

Note 5: Storage Fees apply in the event new data feeds are required, or Customer elects to expand existing Vantage retention settings.

Note 6:  Enhanced Campaigns Dashboard previously provided by CSG to Customer’s ********* and **** ********* included **** (*) Vantage BI users for the ********* ******** and **** (*) Vantage BI users for the **** ******** in the $****** ******* fee.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: VP & Chief Compliance Officer
Date: 12-19-2016	Date: 12/5/16